UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 15, 2005, the Company announced the refinancing of $85.1 million of outstanding floating-rate debt through the issuance of a 4.33% fixed-rate note maturing in May 2019.  The fixed-rate note is U.S. Government-guaranteed and the Scooter Yeargain secures the guarantee obligation. The note requires semi-annual payments of principal and interest commencing in November 2005.  A press release dated June 15, 2005 entitled "Rowan Completes Long-Term 4.33% Debt Refinancing" is attached as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pursuant to Item 2.03 is incorporated by reference from Item 1.01.

Item 8.01. Other Events

The following information is disclosed pursuant to Item 8.01 - Other Events:

A schedule summarizing the Offshore Rig Utilization of Rowan Companies, Inc. for May 2005 is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated June 15, 2005

99.2	Rowan Companies, Inc. Offshore Rig Utilization for May 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   ROWAN COMPANIES, INC.

            By: /s/ W. H. Wells
   W. H. Wells,
   Vice President - Finance and Treasurer (Principal Financial Officer)

Dated: June 21, 2005

INDEX TO EXHIBITS

EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated June 15, 2005

99.2	Rowan Companies, Inc. Offshore Rig Utilization for May 2005